UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-812 (Commission File Number)	06-0570975 (I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

On May 14, 2010, United Technologies Corporation issued a press release announcing that it will exercise its rights to redeem the $500 million aggregate principal amount of its outstanding 7.125% Notes due November 15, 2010.

The press release issued May 14, 2010 is furnished herewith as Exhibit No. 99 to this Report, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99	Press release, dated May 14, 2010, issued by United Technologies Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: May 14, 2010	By:	/S/ KATHLEEN M. HOPKO
Kathleen M. Hopko
Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press release, dated May 14, 2010, issued by United Technologies Corporation.

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